Exhibit 99.2

Mega Matrix Corp. NYSE American: MPU The inaugural publicly traded company specializing in short drama streaming video services

Investment Highlights A Blue Ocean Market • There is a profound viewer behavior change, characterized by shorter attention spans, vertical screen viewing, and increased multitasking. • Short dramas, as a new form of entertainment, create a blue ocean market. • This change will potentially change the landscape of the entertainment industry. • In China alone, this genre boasts an estimated market value of $5 billion in 2023. • This trend is quickly gaining momentum worldwide, with pioneer players like FlexTV setting the pace. • One series of top short drama can make the revenue of over $9 million. Proved in Many Countries MPU and FlexTV • MPU is the listed company specializing in short drama. • FlexTV has established a complete value chain encompassing script sourcing, drama production, and digital marketing. • MPU aims to creare a leading short drama platform in the world. 1

What is Short Drama? Short dramas aim to capture the essence of narratives within concise time frames, typically formatted vertically for optimal viewing on mobile phones, ranging from 1 to 3 minutes per episode . Each episode seamlessly integrates into a series, where complete story - lines unfold across 40 to over 100 episodes . Short dramas usually offer viewers a virtual escape, presenting narratives that resonate with emotions, fostering a sense of connection, and serving as a wellspring of comfort or inspiration in the digital realm . The global appeal of short dramas is underscored by their fast - growing market presence . In China, this genre commands an estimated market value of $ 5 billion in the year 2023 . This trend is rapidly gaining traction globally as well, indicating a promising future for FlexTV . FlexTV anticipates exponential growth in revenue throughout 2024 . 2

Short Drama 澦 Mr . Williams ! Madame Is Dying 澧

Company Profile Mega Matrix (NYSE American : MPU) is based in California, USA, with its Asian hub in Singapore . Mega Matrix Corp is a trailblazer in the realm of creative streaming video services through its indirect wholly owned subsidiary, Yuder Pte . Ltd . , which operates FlexTV . FlexTV, which distinguishes itself by introducing short dramas as a unique form of storytelling . MPU's commitment to short dramas emanates from a genuine understanding of the evolving viewing habits shaped by shorter attention spans, vertical viewing, and the prevalence of multitasking . MPU aims to solidify its position as a prominent player in the streaming video industry . 4

FlexTV Product No.8 on the U.S. App Store Entertainment Chart 5 FlexTV App Home Page No.8 on the Japan App Store Entertainment Chart

Popular Short Dramas on FlexTV 6

Summary

Mega Matrix
NYSE American: MPU

Changing Viwer Behaviors

We acknowledge the significant and profound impact of short video platforms on viewer behaviors, characterized by shorter attention spans, vertical screen viewing, and increased multitasking. We leverage the substantial void between the long-form dramas provided by entities like Netflix and the predominantly influencer-created short videos.

Expanding Market Scale

The increasing market presence of short dramas highlights their popularity. In China alone, this genre boasts an estimated market value of $5 billion in 2023. This trend is quickly gaining momentum worldwide, with pioneer players like FlexTV setting the pace.

Innovative Business Model

FlexTV's revenue primarily comes from pay-per-view, mainly from the US. FlexTV's business model speeds up the production and distribution cycle, reducing costs and turnaround time for individual productions, while targeted digital advertising enhances marketing precision to boost efficiency.

Proven Capability

FlexTV has established a complete value chain encompassing script sourcing, drama production, and digital marketing. With a proven business model illustrated by a monthly pre-acquisition income of $1 million, the platform has seen significant growth. FlexTV is poised to achieve exponential growth in 2024.

7

CEO and Director With over 15 years of experience in the internet industry, spanning various fields such as gaming and social media, he served as the founder and CEO of Chengdu Quleduo Technology Co . , Ltd . He established a large - scale mobile gaming platform named 'X 52 xiyou . com' centered around the Journey to the West theme . Additionally, he founded several software programming studios, such as the Dream Studio, and later developed various mini - programs for social media applications . Yucheng Hu CFO Carol Wang Hold a master's degree from Renmin University and she is a member of CICPA. Ms . Wang served as VP of Finance for U . S . Nasdaq - listed firms BTBT and GLG . With more than 7 years of experience, she specializes in IPOs, restructuring, and M&A within the U . S . capital market . She has held significant positions at Huao Trust, Yikuan Capital, and Ernst & Young . Her roles involved extensive engagement in investment and financing, investment research and strategy, auditing, and overseas taxation . Graduated from Tsinghua University and hold an MBA from McGill University in Canada, as well as an EMBA degree from Cheung Kong Graduate School of Business. Mr. Jia was an executive in Lucent Technologies China and the General Manager of Petro Titan. Songtao Jia CSO Management 8

Total Revenue $15.61M Membership and top - up streaming services revenue $14.32M Period Active Users (“PAU”) 1 4.09M Average revenue per user (“ARPU”) 2 $3.50 $7.17 “ARPU” of the U.S. 1.03M “PAU” of the U. S. 3.06M “PAU” of the other countries $28.79 Average revenue per paying user (“ARPPU” *) 4 Period Paying Users (“PPU”) 3 0.50M $32.99 “ARPPU” of the U.S. $25.33 “ARPPU” of the other countries 0.23M “PPU” of the U.S. 0.27M “PPU” of the other countries $2.26 “ARPU” of the other countries 1. An active user is defined as a user who has downloaded and opened FlexTV app at least once. 2. ARPU is defined as average membership and top - up streaming services revenue generated by each active user. 3. A paying user is defined as a user who has registered for a membership or topping up, provided a method of payment, and is entitled to access FlexTV services. This membership or topping up does not include participation in free trials or other promotional offers extended by the company to new users. 4. ARPPU is defined as average membership and top - up streaming services revenue generated by each paying user. $1.29M Online advertising revenue 2024 First Half Performance Brief & Regional Breakdown 9

Total Membership and top - up streaming services revenue $14.3M $7.4M Total recharge from users $15.8M from the U.S. $6.9M from the other countries $9.8M $6.0M 51.8% 48.2% 61.9% 38.1% from the U.S. from the other countries 2024 First Half Performance Brief & Regional Breakdown 10

Total Revenue $6.92M Membership and top - up streaming services revenue $6.27M Quarterly Active Users (“QAU”) 1 2.04M Average revenue per user (“ARPU”) 2 $3.07 $7.09 “ARPU” of the U.S. 0.43M “QAU” of the U. S. 1.61M “QAU” of the other countries $31.12 Average revenue per paying user (“ARPPU” *) 4 Quarterly Paying Users (“QPU”) 3 0.20M $41.68 “ARPPU” of the U.S. $25.17 “ARPPU” of the other countries 0.07M “QPU” of the U.S. 0.13M “QPU” of the other countries $2.01 “ARPU” of the other countries 1. An active user is defined as a user who has downloaded and opened FlexTV app at least once. 2. ARPU is defined as average membership and top - up streaming services revenue generated by each active user in one quarter. 3. A paying user is defined as a user who has registered for a membership or topping up, provided a method of payment, and is entitled to access FlexTV services. This membership or topping up does not include participation in free trials or other promotional offers extended by the company to new users. 4. ARPPU is defined as average membership and top - up streaming services revenue generated by each paying user in one quarter. $0.65M Online advertising revenue 11 2024 Q2 Performance Brief & Regional Breakdown

Total Membership and top - up streaming services revenue $6.3M $3.0M Total recharge from users $6.5M from the U.S. $3.3M from the other countries $3.6M $2.9M 12 48.3% 51.7% 56.0% 44.0% from the U.S. from the other countries 2024 Q2 Performance Brief & Regional Breakdown

United States and Canada 54.8% Asia - Pacific 24.6% Europe ͧ Middle East and Africa 13.7% Latin America 6.9% United States and Canada Asia - Pacific Europe ͫ Middle East and Africa Latin America 13 2024 First Half Membership & Top - up Streaming Services Revenue Breakdown 2024 First Half Performance Brief & Regional Breakdown

FlexTV Ranked in the top 10 Free Entertainment Apps Chart on the App Store and Google Play in various countries. July 16 th TOP 2 Thailand July 26 th TOP 8 Japan July 31 st TOP 7 France August 12 th TOP 3 Indonesia August 12 th TOP 5 South Korea 2024 First Half Operation Highlights 14

• Several hit series were released As of July 31, 2024, “Mr. Williams! Madame is Dying” generated unaudited total user top - up amount reaching over $9 million and brought over 200 million views which demonstrated the powerful monetization capability of hit series. Gross profit Cost of revenues • Gross profit for H1 2024 reached $9.4 million, with an almost 60% gross profit margin. 2024 First Half Operation Highlights 15

Sep 6 Oct 7 Nov 8 Dec 10 Aug 6 Jul 5 English Self - produced Drama Pipeline: 2024 Second Half 16

APPENDIX

FlexTV Business Model FlexTV has established a comprehensive value business model, seamlessly integrating content production, distribution, and operations. Digital Marketing Content Creation Pay - to - watch FlexTV Production Distribution Ads Placement 18

FlexTV Industrialized Content Platform Topic and Script Review User Research Internal Original Production Externa Procurement Review Carefully Select Production Studios Stable Producing Process Efficient Editing Hit Production Experience Mass Content Production Data Analysis Matching Production Studios and Evaluation Sustainable Content Supply Rapid Iteration Production, Directing, Editing, Post - production Pioneering the adoption of Netflix model to incubate studios Nurturing and supporting content production partners 19

MPU Strength as a Listed Company Organic Growth Financing and M&A Strengthen Brand Expand User Base Relying on the platform of the listed company to continuously integrate upstream and downstream players in the industry chain Accumulating quality content through in - house production and external collaboration The competition in the global short drama market is anticipated to conclude within a year or two, with successful models inevitably integrating capital and business. As we believe we are the sole US - listed company dedicated to short dramas, MPU holds distinct advantages in financing and mergers and acquisitions (M&A) 20

FlexTV Content and Location Canada the United States England South Korea Japan Thailand Spanish Australia Brazil Indonesia FlexTV focuses on providing short drama services, gradually covering all mainstream languages, and is available in more than 100 countries. 21

Mega Matrix
NYSE American: MPU

Vertical Screen Entertainment Era: User Content Consumption Preferences Shift, Short Drama Features Attract a Wide Audience

Short Drama Mechanism and Features

Short Drama ≠ **Long Drama Cutoff**

Traffic-Driven Products ≠ **Artistic Works**

- **Supply-Side Characteristics**
  - Mass Industrialized Production
  - Replicable
  - Rapid Iteration
  - Fast Return
- **Demand-Side Characteristics**
  - Conflicts, Fast-Paced
  - Emotional Value
  - Vertical Screen, Fragmented
  - Popular Art

User Base and Preference Validation

Chinese Mini-Program Short Drama Apps Exceed 100 Million MAU



Million Users
9.79
28.62
86.8
95.25
120.01
22-11
23-02
23-05
23-08
23-11

Short Drama Apps reach 20 Million DAU

Source: QuestMobile TRUTH Mobile Internet Research Database 202311

22

The short drama market in China is growing rapidly, with an annual market exceeding 5 billion USD and monthly active users exceeding 100 million, fully validating product. Short Drama Market Size and Growth in China Billion USD 2020 2021 2022 2023 2024F 2025F 2026F 0.1 0.5 1.4 5.2 7 9.4 11 Script polishing 14 - 30 days Filming period 14 - 30 days Release period 30 - 60 days ~ $100,000 production cost with charge fees of one series over $100mm Example of Short Drama Product Launch Timeline x In 2023, on a certain short video platform in China, the number of short dramas with over 100 million views reached 500, multiple top short dramas have surpassed 1 billion views Source ͹ iMedia Research‘s ’2023 - 2024 China Short Drama Market Research Report‘ ͫ Douyin App The Cost Structure of Short Dramas Production costs 5~10% Distribution costs 80~90% 23

Global Short Drama: a verified business model, filling content gaps in the mass market and cultivating a vertical - screen streaming media giant Source: Guohai Securities The market size of global short dramas will reach $36 billion in 3 years High - value paying audience Broad content themes A replicable successful model to win the mass market Created conditions for a vertical - screen streaming giant Theatres TV Boxes Online Films Hollywood HBO NetFlix Elite Content 24 Mass Content Short Video Short Drama Film and Video Industry Pyramid

Safe Harbor and Disclaimer Forward Looking Statements Safe Harbor This presentation and other written or oral statements made from time to time by representatives of Mega Matrix Corp. (sometimes referred to as “Mega Matrix”) contains “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these forward - looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Among other things, the business outlook for our new business FLEXTV, as well as Mega Matrix’s strategic and operational plans, contain forward - looking statements. Mega Matrix may also make written or oral forward - looking statements in its periodic reports to regulators, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about Mega Matrix’s beliefs and expectations, are forward - looking statements. Forward - looking statements involve inherent risks and uncertainties. A number of factors could cause actual results to differ materially from those contained in any forward - looking statement, including but not limited to the following: the performance of FLEXTV; the successful implementation of its business strategy; its ability to compete effectively; its ability to maintain its pricing, control costs or continue to grow its business; the effects of the novel coronavirus (COVID - 19) on its business; the continued service of certain of its key employees and management; its ability to attract and retain enough highly trained employees; and its involvement in any disputes, legal, regulatory, and other proceedings arising out of its business operations. These risks are detailed from time to time in Mega Matrix's periodic reports filed with the Securities and Exchange Commission and could cause actual results to differ materially. All information provided in this presentation is as of the date of this presentation and Mega Matrix undertakes no obligation to update any forward - looking statement, except as required under applicable law. Disclaimer This communication and the information contained herein is not an offer to sell securities in the United States or elsewhere and are for informational purposes only. The securities of Mega Matrix or any of its subsidiaries and affiliates may not be offered or sold in the United States or to, or for the account or benefit of U.S. person (as such term in defined in Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”)) absent registration pursuant to the Securities Act, or an exemption from registration. Any public offering of securities to be made in the United States will be made by means of a prospectus that may be obtained from the issuer or selling security holder and that will contain detailed information about the issuer and management, as well as financial statements. Nothing in this communication shall constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such offer or sale would be unlawful. 25

Mega Matrix
NYSE American: MPU

FlexTV

3000 El Camino Real Bldg 4,
Suite 200 Palo Alto,
CA 94306

21 Floor, 88 Market Street,
CapitaSpring,
Singapore 048948

ir@megamatrix.io
www.megamatrix.io
www.flextv.cc